Fees Summary	Nov. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	26,053.84
Total Transaction Valuation	188,659,203.02
Total Offset Amount	0.00
Net Fee	$ 26,053.84